UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 31, 2020

Alcentra Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	814-01064	46-2961489
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

200 Park Avenue, 7th Floor

New York, NY 10166

(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 922-8240

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	ABDC	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On January 31, 2020, Crescent Capital BDC, Inc. (“Crescent BDC”) completed its acquisition of Alcentra Capital Corporation (“Alcentra BDC”) pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of August 12, 2019 (as amended on September 27, 2019, the “Merger Agreement”) by and among Alcentra BDC, Crescent BDC, Atlantis Acquisition Sub, Inc., a wholly owned subsidiary of Crescent BDC (“Acquisition Sub”) and, solely for limited purposes, Crescent BDC’s investment adviser, Crescent Cap Advisors, LLC (f/k/a CBDC Advisors, LLC, “Crescent Cap Advisors”). To effect the acquisition, Acquisition Sub merged with and into Alcentra BDC, with Alcentra BDC surviving the merger as a wholly owned subsidiary of Crescent BDC (the “First Merger”). Immediately thereafter and as a single integrated transaction, Alcentra BDC merged with and into Crescent BDC, with Crescent BDC surviving the merger (the “Second Merger” and, together with the First Merger, the “Mergers”). The Mergers became effective on January 31, 2020. In connection with the consummation of the Mergers, Alcentra BDC withdrew its election to be treated as a business development company, pursuant to the provisions of Section 54(c) of the Investment Company Act of 1940, as amended.

Pursuant to the Merger Agreement, Alcentra BDC’s stockholders received the right to the following merger consideration in exchange for each share of Alcentra BDC’s common stock outstanding immediately prior to the effective time of the First Merger (the “Effective Time”), in accordance with the Merger Agreement: (a) $3.1784 per share in cash consideration (less the $0.80 per share final dividend declared and paid by Alcentra BDC) and (b) stock consideration at the fixed exchange ratio of 0.4041 shares of Crescent BDC’s common stock (clauses (a) and (b) above collectively being referred to herein as the “Merger Consideration”).

The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and Amendment No. 1 to the Agreement and Plan of Merger, dated as of September 27, 2019, as applicable, copies of which were attached as Exhibit 2.1 to Alcentra BDC’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 13, 2019 and as Annex B to Alcentra BDC’s and Crescent BDC’s joint proxy statement/prospectus, as amended, filed with the SEC on December 11, 2019, respectively, and are incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

Immediately prior to and in connection with the completion of the First Merger, Alcentra BDC repaid in full all outstanding amounts due in connection with, and terminated all commitments under, the Amended and Restated Senior Secured Revolving Credit Agreement, dated as of September 21, 2018, by and among Alcentra BDC, the lenders party thereto and ING Capital LLC, as administrative agent for each of the lenders.

Item 2.01 Completion of Acquisition or Disposition of Assets

Consummation of the Mergers

The information contained in the Introductory Note above is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the consummation of the Mergers, Alcentra BDC notified the Nasdaq Global Market (“Nasdaq”) on January 31, 2020 that each issued and outstanding share of Alcentra BDC’s common stock automatically converted into the right to receive the Merger Consideration, and, per Alcentra BDC’s request, trading in the Alcentra BDC’s common stock was suspended following the close of business on January 31, 2020. In connection with the consummation of the Mergers, Alcentra BDC requested that Nasdaq file with the SEC a notification on Form 25 on January 31, 2020 to effect the delisting of Alcentra BDC’s common stock on Nasdaq and the deregistration of Alcentra BDC’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Alcentra BDC intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the deregistration of Alcentra BDC’s common stock under Section 12(g) of the Exchange Act and the suspension of Alcentra BDC’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. The information contained in the Introductory Note above is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

The information contained in the Introductory Note and Item 3.01 is incorporated herein by reference.

Assumption of InterNotes

Effective as of the closing of the First Merger, Alcentra BDC entered into the Nineteenth Supplemental Indenture (the “Nineteenth Supplemental Indenture”) by and among Crescent BDC, Alcentra BDC and U.S. Bank National Association, as trustee (the “Trustee”), relating to the assumption of all of the outstanding series of Alcentra BDC’s $50.3 million in aggregate principal amount of unsecured notes (the “Alcentra Capital InterNotes®”). Pursuant to the Nineteenth Supplemental Indenture, Crescent BDC expressly assumed the due and punctual payment of the principal of (and premium, if any) and interest, if any, on all outstanding Alcentra Capital InterNotes® and the performance of Alcentra BDC’s covenants under the existing indenture (as may be amended or supplemented from time to time).

The foregoing description of the Alcentra Capital InterNotes® does not purport to be complete and is qualified in its entirety by reference to the Indenture dated as of January 30, 2015 between Alcentra BDC and the Trustee, the First Supplemental Indenture, dated as of January 30, 2015, providing for the issuance of Alcentra BDC’s 6.500% Notes due 2022, the Seventh Supplemental Indenture, dated as of April 2, 2015, providing for the issuance of Alcentra BDC’s 6.750% Notes due 2022, the Eighth Supplemental Indenture, dated as of April 15, 2015, providing for the issuance of Alcentra BDC’s 6.250% Notes due 2020, the Ninth Supplemental Indenture, dated as of April 15, 2015, providing for the issuance of Alcentra BDC’s 6.500% Notes due 2020, the Tenth Supplemental Indenture, dated as of February 4, 2016, providing for the issuance of Alcentra BDC’s 6.500% Notes due 2021, the Eleventh Supplemental Indenture, dated as of February 11, 2016, providing for the issuance of Alcentra BDC’s 6.500% Notes due 2021, the Twelfth Supplemental Indenture, dated as of February 19, 2016, providing for the issuance of Alcentra BDC’s 6.500% Notes due 2021, the Thirteenth Supplemental Indenture, dated as of June 9, 2016, providing for the issuance of Alcentra BDC’s 6.375% Notes due 2021, the Fourteenth Supplemental Indenture, dated as of June 16, 2016, providing for the issuance of Alcentra BDC’s 6.375% Notes due 2021, the Fifteenth Supplemental Indenture, dated as of June 23, 2016, providing for the issuance of Alcentra BDC’s 6.375% Notes due 2021, the Sixteenth Supplemental Indenture, dated as of June 30, 2016, providing for the issuance of Alcentra BDC’s 6.375% Notes due 2021, the Seventeenth Supplemental Indenture, dated as of July 8, 2016, providing for the issuance of Alcentra BDC’s 6.250% Notes due 2021, the Eighteenth Supplemental Indenture, dated as of July 14, 2016, providing for the issuance of Alcentra BDC’s 6.250% Notes due 2021 and the Nineteenth Supplemental Indenture, dated as of January 31, 2020, relating to the assumption of the Alcentra Capital InterNotes®, copies of which, including the forms of notes related thereto, are attached as Exhibits 4.1 through 4.29 to this Form 8-K and are incorporated herein by reference.

Item 5.01 Changes in Control of Registrant

As a result of the First Merger, a change in control of Alcentra BDC occurred and Alcentra BDC became a wholly owned subsidiary of Crescent BDC. The information contained in the Introductory Note above is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Agreements of Certain Officers

Pursuant to the Merger Agreement, as of the Effective Time, (i) each of the named executive officers and directors of Alcentra BDC ceased to be named executive officers and directors of Alcentra BDC and (ii) the directors and officers of Acquisition Sub as of immediately prior to the Effective Time became the directors and officers of Alcentra BDC.

Item 5.03 Amendments to Articles of Incorporation of Bylaws; Changes in Fiscal Year

Pursuant to the terms of the Merger Agreement, at the Effective Time, the articles of incorporation of Alcentra BDC were amended and the bylaws of Acquisition Sub, as in effect immediately prior to the Effective Time, became the bylaws of Alcentra BDC (as the surviving corporation in the First Merger). The articles of incorporation and bylaws of Alcentra BDC (as the surviving corporation in the First Merger), each as in effect immediately following the Effective Time, are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On February 3, 2020, Crescent BDC issued a press release announcing, among other things, the closing of the Mergers. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.1	Articles of Incorporation, dated as of January 31, 2020*

3.2	Bylaws, dated as of January 31, 2020*

4.1	Form of Base Indenture (1)

4.2	Form of Supplemental Indenture (2)

4.3	Form of First Supplemental Indenture relating to the Alcentra Capital InterNotes® 6.500% Notes due 2022 (3)

4.4	Form of Global Note relating to the Alcentra Capital InterNotes® 6.500% Notes due 2022 (included as Exhibit A to the Form of First Supplemental Indenture) (3)

4.5	Form of Seventh Supplemental Indenture relating to the Alcentra Capital InterNotes® 6.750% Notes due 2022 (4)

4.6	Form of Global Note relating to the Alcentra Capital InterNotes® 6.750% Notes due 2022 (included as Exhibit A to the Form of Seventh Supplemental Indenture (4)

4.7	Form of Eighth Supplemental Indenture relating to the Alcentra Capital InterNotes® 6.25% Notes due 2020 (5)

4.8	Form of Global Note relating to the Alcentra Capital InterNotes® 6.25% Notes due 2020 (included as Exhibit A to the Form of Eighth Supplemental Indenture) (5)

4.9	Form of Ninth Supplemental Indenture relating to the Alcentra Capital InterNotes® 6.50% Notes due 2020 (6)

4.10	Form of Global Note relating to the Alcentra Capital InterNotes® 6.50% Notes due 2020 (included as Exhibit A to the Form of Ninth Supplemental Indenture) (6)

4.11	Form of Tenth Supplemental Indenture relating to the Alcentra Capital InterNotes® 6.50% Notes due 2021 (7)

4.12	Form of Global Note relating to the Alcentra Capital InterNotes® 6.50% Notes due 2021 (included as Exhibit A to the Form of Tenth Supplemental Indenture) (7)

4.13	Form of Eleventh Supplemental Indenture relating to the Alcentra Capital InterNotes® 6.50% Notes due 2021 (8)

4.14	Form of Global Note relating to the Alcentra Capital InterNotes® 6.50% Notes due 2021 (included as Exhibit A to the Form of Eleventh Supplemental Indenture) (8)

4.15	Form of Twelfth Supplemental Indenture relating to the Alcentra Capital InterNotes® 6.50% Notes due 2021 (9)

4.16	Form of Global Note relating to the Alcentra Capital InterNotes® 6.50% Notes due 2021 (included as Exhibit A to the Form of Twelfth Supplemental Indenture) (9)

4.17	Form of Thirteenth Supplemental Indenture relating to the Alcentra Capital InterNotes® 6.375% Notes due 2021 (10)

4.18	Form of Global Note relating to the Alcentra Capital InterNotes® 6.375% Notes due 2021 (included as Exhibit A to the Form of Thirteenth Supplemental Indenture) (10)

4.19	Form of Fourteenth Supplemental Indenture relating to the Alcentra Capital InterNotes® 6.375% Notes due 2021 (11)

4.20	Form of Global Note relating to the Alcentra Capital InterNotes® 6.375% Notes due 2021 (included as Exhibit A to the Form of Fourteenth Supplemental Indenture) (11)

4.21	Form of Fifteenth Supplemental Indenture relating to the Alcentra Capital InterNotes® 6.375% Notes due 2021 (12)

4.22	Form of Global Note relating to the Alcentra Capital InterNotes® 6.375% Notes due 2021 (included as Exhibit A to the Form of Fifteenth Supplemental Indenture) (12)

4.23	Form of Sixteenth Supplemental Indenture relating to the Alcentra Capital® InterNotes 6.375% Notes due 2021 (13)

4.24	Form of Global Note relating to the Alcentra Capital InterNotes® 6.375% Notes due 2021 (included as Exhibit A to the Form of Sixteenth Supplemental Indenture) (13)

4.25	Form of Seventeenth Supplemental Indenture relating to the Alcentra Capital® InterNotes 6.25% Notes due 2021 (14)

4.26	Form of Global Note relating to the Alcentra Capital InterNotes® 6.25% Notes due 2021 (included as Exhibit A to the Form of Seventeenth Supplemental Indenture) (14)

4.27	Form of Eighteenth Supplemental Indenture relating to the Alcentra Capital® InterNotes 6.25% Notes due 2021 (15)

4.28	Form of Global Note relating to the Alcentra Capital InterNotes® 6.25% Notes due 2021 (included as Exhibit A to the Form of Eighteenth Supplemental Indenture) (15)

4.29	Form of Nineteenth Supplemental Indenture by and among Alcentra Capital Corporation, Crescent Capital BDC, Inc. and U.S. Bank National Association relating to the assumption of the Alcentra Capital InterNotes ® (16)

99.1	Crescent Capital BDC, Inc. Press Release, dated as of February 3, 2020 (17)

*	Filed herewith.
(1)	Incorporated by reference to Exhibit D(1) to Alcentra BDC’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2 (File No. 333-199622) filed on January 28, 2015.
(2)	Incorporated by reference to Exhibit D(5) to Alcentra BDC’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2 (File No. 333-199622) filed on January 28, 2015.
(3)	Incorporated by reference to Exhibit D(2) to Alcentra BDC’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2 (File No. 333-199622) filed on January 28, 2015.
(4)	Incorporated by reference to Exhibit D(16) to Alcentra BDC’s Post-Effective Amendment No. 7 to its Registration Statement on Form N-2 (File No. 333-199622) filed on April 2, 2015.
(5)	Incorporated by reference to Exhibit D(18) to Alcentra BDC’s Post-Effective Amendment No. 8 to its Registration Statement on Form N-2 (File No. 333-199622) filed on April 15, 2015 a.
(6)	Incorporated by reference to Exhibit D(20) to Alcentra BDC’s Post-Effective Amendment No. 8 to its Registration Statement on Form N-2 (File No. 333-199622) filed on April 15, 2015.
(7)	Incorporated by reference to Exhibit D(22) to Alcentra BDC’s Post-Effective Amendment No. 1 to its Registration Statement on Form N-2 (File No. 333-205154) filed on February 4, 2016.
(8)	Incorporated by reference to Exhibit D(24) to Alcentra BDC’s Post-Effective Amendment No. 2 to its Registration Statement on form N-2 (File No. 333-205154) filed on February 11, 2016.
(9)	Incorporated by reference to Exhibit D(26) to Alcentra BDC’s Post-Effective Amendment No. 3 to its Registration Statement on form N-2 (File No. 333-205154) filed on February 19, 2016.
(10)	Incorporated by reference to Exhibit D(28) to Alcentra BDC’s Post-Effective Amendment No. 4 to its Registration Statement on Form N-2 (File No. 333-205154) filed on June 9, 2016.

(11)	Incorporated by reference to Exhibit D(30) to Alcentra BDC’s Post-Effective Amendment No. 5 to its Registration Statement on Form N-2 (File No. 333-205154) filed on June 16, 2016.
(12)	Incorporated by reference to Exhibit D(32) to Alcentra BDC’s Post-Effective Amendment No. 6 to its Registration Statement on Form N-2 (File No. 333-205154) filed on June 24, 2016.
(13)	Incorporated by reference to Exhibit D(34) to Alcentra BDC’s Post-Effective Amendment No. 7 to its Registration Statement on Form N-2 (File No. 333-205154) filed on June 30, 2016.
(14)	Incorporated by reference to Exhibit D(36) to Alcentra BDC’s Post-Effective Amendment No. 8 to its Registration Statement on Form N-2 (File No. 333-205154) filed on July 8, 2016.
(15)	Incorporated by reference to Exhibit D(38) to Alcentra BDC’s Post-Effective Amendment No. 9 to its Registration Statement on Form N-2 (File No. 333-205154) filed on July 14, 2016.
(16)	Incorporated by reference to Exhibit 4.29 to Crescent BDC’s Form 8-K filed on February 3, 2020.
(17)	Incorporated by reference to Exhibit 99.1 to Crescent BDC’s Form 8-K filed on February 3, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 4, 2020

Crescent Capital BDC, Inc., as successor by merger to Alcentra Capital Corporation

By:	/s/ George P. Hawley
Name: George P. Hawley
Title : Secretary